Exhibit 10.18

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THIRD OMNIBUS AMENDMENT

This Third Omnibus Amendment, dated as of February 24, 2005 (this “Amendment”), is among ROWE FURNITURE, INC., a Virginia corporation (“Rowe Furniture”), THE ROWE COMPANIES, a Nevada corporation (“Rowe Companies”), ROWE PROPERTIES, INC., a California corporation, STOREHOUSE, INC., a Georgia corporation, ROWE DIVERSIFIED, INC., a Delaware corporation, and ROWE FURNITURE WOOD PRODUCTS, INC. (formerly known as The Wexford Collection, Inc.), a California corporation (“Guarantors”), ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership (the “Lessor”), certain financial institutions parties hereto as a lender (individually, a “Lender” and collectively, the “Lenders”) and SUNTRUST BANK (as successor to Crestar Bank), a Georgia banking corporation, as agent for the Lenders (in such capacity, the “Agent”).

BACKGROUND

1. Rowe Furniture, the Guarantors, The Mitchell Gold Co, (subsequently released from its obligations thereunder), the Lessor, the Lenders and the Agent entered into that certain Master Agreement, dated as of August 27, 1999, as amended by the First Modification to Synthetic Lease Financing Operative Documents, dated as of October 11, 2000, by the Omnibus Amendment, dated as of May 15, 2002, and by the Second Omnibus Amendment, dated as of December 1, 2003 (the “Master Agreement”).

2. The parties hereto desire to amend the Master Agreement and certain of the other Operative Documents.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1 Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Master Agreement

SECTION 2. Covenants From Fleet Loan Agreement. The parties hereto hereby agree that the covenants and continuing agreements set forth in Sections 9.2.9 and 9.3 of the Fleet Loan Agreement (as hereinafter defined), together with the defined terms used therein, each as in effect on the date hereof, are hereby incorporated by reference as if fully set forth herein. In the event that the Fleet Loan Agreement is amended or terminated after the date hereof, Rowe Furniture shall promptly notify the Agent thereof in writing, which notice shall be accompanied by the form of such amendment or of any replacement loan or credit agreement, as applicable. If requested by the Required Funding Parties, those portions of the amendment to, or replacement of, the Fleet Loan Agreement as are designated by the Required Funding Parties shall amend or replace the covenants incorporated herein by reference. Unless amended or replaced pursuant to the foregoing sentence, or otherwise with the written agreement of the Required Funding Parties,

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the covenants and definitions incorporated herein by reference shall be those covenants and definitions as they exist on the date of this Amendment, and shall continue as such, notwithstanding any subsequent amendment or waiver thereof, or any subsequent termination of the Fleet Loan Agreement.

SECTION 3 Projections. Notwithstanding any provision of the Master Agreement or the Operative Documents to the contrary, the Lessee and the Guarantors shall deliver to the Agent such financial projections and forecasts, and supporting and related information, at times, and in form and content, as required to be delivered pursuant to Section 9.1.5 of the Fleet Loan Agreement to the “Agent” and “Lenders” thereunder.

SECTION 4 Definitions. The definition of each of “Applicable Margin” and “Fleet Loan Agreement” set forth in Appendix A to the Master Agreement is hereby deleted, and the following shall be substituted therefore, in appropriate alphabetical order;

“Applicable Margin” means with respect to each day for each LIBOR Advance the applicable percentage set forth below for the corresponding Consolidated Leverage Ratio (as defined in the Fleet Loan Agreement) as most recently determined based on Rowe Companies’ most recent audited annual or unaudited quarterly consolidated financial statements, tested each quarter on a rolling four quarter basis:

Applicable Margin for LIBOR Advances
Consolidated Leverage Ratio	Applicable Margin
> 3.75	4.00%
≤ 3.75	3.75%
≤ 3.25	3.50%
≤ 2.75	3.25%
≤ 2.25	3.00%
≤ 1.75	2.75%

Notwithstanding the foregoing, until receipt by the Agent of Rowe Companies’ audited financial statements for the 2005 fiscal year, the Applicable Margin shall be 4.00%.

“Fleet Loan Agreement” means the Loan and Security Agreement, dated as of May 15, 2002, among The Rowe Companies, Rowe Diversified, Inc., Rowe Furniture Wood Products, Inc., Rowe Properties, Inc., Storehouse, Inc., Rowe Furniture, Inc., The Mitchell Gold Co. (subsequently released from its obligations thereunder), the various financial institutions party thereto and Fleet Capital Corporation, as Agent, as amended by that certain letter amendment dated as of June 17, 2002, the Second Amendment to Loan and Security Agreement dated October 10, 2002, the Third Amendment to Loan and Security Agreement dated February 28, 2003, the Fourth Amendment to Loan and Security Agreement dated April 2, 2003, the Fifth Amendment to Loan and Security

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Agreement dated as of November 30, 2003, the Sixth Amendment to Loan and Security Agreement dated as of September 23, 2004, and the Seventh Amendment to Loan and Security Agreement dated as of February 24, 2005.

SECTION 5 Modification Fee. The Lessee shall pay to the Agent, for its own account, a modification fee in the amount of $35,000 in immediately available funds on the date hereof, and all other costs and expenses incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment, including without limitation, legal expenses of counsel to the Agent.

SECTION 6 Document Deliveries. The Lessee shall deliver to the Agent the following, each of which shall be satisfactory in form and substance to the Agent, as of the date of this Amendment: (i) the certificate the secretary or an assistant secretary of each of the Lessee and of the Guarantors certifying to the incumbency of the officers executing this Amendment and attaching resolutions of each of such Persons authorizing the execution and delivery hereof (ii) an opinion of counsel to the Lessee and the Guarantors, and (iii) a copy of the duly executed Seventh Amendment to Loan and Security Agreement dated as of February 24, 2005, among the Lessee, the Guarantors, the various financial institutions party thereto and Fleet Capital Corporation, as agent.

SECTION 7 Reaffirmation of Guaranty. Each Guarantor represents, warrants and affirms that, after giving effect to this Amendment (i) the Guaranty remains in full force and effect and guaranties all of the payment and performance obligations of Rowe Furniture under the Operative Documents, and (ii) the Guaranty continues to be secured by the collateral pledged in connection therewith.

SECTION 8 Representations. The Lessee hereby represents, warrants and affirms that, after giving effect to this Amendment, (i) no Event of Default or Potential Event of Default has occurred and is continuing, (ii) the Operative Documents remain in full force and effect and (iii) the deeds of trust executed by Rowe Furniture and dated May 15, 2001 with respect to properties in Christiansburg, Virginia, Salem, Virginia and Butler County, Missouri remain in full force and effect and secure all of the obligations of the Lessee under the Operative Documents.

SECTION 9 Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia. This Amendment may be executed by the parties hereto in separate counterparts (including by facsimile) each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement. Each of the Master Agreement, the Lease and the Loan Agreement, as amended hereby, remains in full force and effect. Any reference to the Master Agreement, the Lease or the Loan Agreement from and after the date hereof shall be deemed to refer to the Master Agreement, the Lease or the Loan Agreement, as the case may be, as amended hereby, unless otherwise expressly stated. Rowe Furniture shall promptly pay, or shall reimburse the Agent for, all out-of-pocket costs and expenses incurred by the Agent in connection with this

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Amendment, including, without limitation, reasonable legal fees and expenses, appraisal costs and environmental assessment fees and expenses.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the year first above written.

ROWE FURNITURE, INC., as Lessee

By:	/s/ Garry W. Angle
Name Printed:	Garry W. Angle
Title:	Asst. Secretary

THE ROWE COMPANIES, as a Guarantor

By:	/s/ Garry W. Angle
Name Printed:	Garry W. Angle
Title:	Vice President Treasury Mgmt.

ROWE PROPERTIES, INC., as a Guarantor

By:	/s/ Garry W. Angle
Name Printed:	Garry W. Angle
Title:	Asst. Secretary

STOREHOUSE, INC., as a Guarantor

By:	/s/ Garry W. Angle
Name Printed:	Garry W. Angle
Title:	Asst. Secretary

ROWE DIVERSIFIED, INC., as a Guarantor

By:	/s/ Garry W. Angle
Name Printed:	Garry W. Angle
Title:	Treasurer

ROWE FURNITURE WOOD PRODUCTS, INC., as a Guarantor

By:	/s/ Garry W. Angle
Name Printed:	Garry W. Angle
Title:	Asst. Secretary

SUNTRUST BANK, as Lender and as Agent

By:
Name Printed:
Title:

ATLANTIC FINANCIAL GROUP, LTD., as Lessor

By:	Atlantic Financial Managers, Inc., its General Partner

By:
Name Printed:
Title:

ROWE DIVERSIFIED, INC., as a Guarantor

By:
Name Printed:
Title:

ROWE FURNITURE WOOD PRODUCTS, INC., as a Guarantor

By:
Name Printed:
Title:

SUNTRUST BANK, as Lender and as Agent:

By:	/s/ George W. Coleman, Jr.
Name Printed:	GEORGE W. COLEMAN, JR.
Title:	SENIOR VICE PRESIDENT

ATLANTIC FINANCIAL GROUP, LTD.,

By:	Atlantic financial Managers, Inc., its General Partner

By:	/s/ Stephen S. Brookshire
Name Printed:	Stephen S. Brookshire
Title:	President